UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 21, 2008

Century Aluminum Company
(Exact name of registrant as specified in its charter)

Delaware	0-27918	13-3070826
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2511 Garden Road Building A, Suite 200 Monterey, California (Address of principal executive offices)	93940 (Zip Code)
(831) 642-9300
(Registrant's telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition

     This Form 8-K/A is filed to amend the Current Report on Form 8-K filed by Century Aluminum Company (the "Company") on October 21, 2008, reporting the issuance of a press release announcing the Company's financial results for the period ended September 30, 2008 under Item 2.02.  This Form 8-K/A is being filed to correct the classification of a related party transaction in the Consolidated Statements of Cash Flows for the nine months ended September 30, 2008.  The Company's results of operations remain unchanged.  The Consolidated Statements of Cash Flows disclosure under Item  Item 9.01 of the original filing is hereby replaced by the disclosure under Item Item 9.01 of this Form 8-K/A.

Item 9.01.  Financial Statements and Exhibits

(d)  Exhibits

The following exhibit is being furnished with this report pursuant to Item 2.02:

Exhibit Number	Description
99.1	Amended Consolidated Statements of Cash Flows for the nine months ended September 30, 2008 .

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CENTURY ALUMINUM COMPANY
Date:	November 10, 2008	By:	/s/ William J. Leatherberry
Name: William J. Leatherberry Title: Vice President, Assistant General Counsel and Assistant Secretary

Exhibit Index
Exhibit Number	Description
99.1	Amended Consolidated Statements of Cash Flows for the nine months ended September 30, 2008 .